                                                                    Exhibit 31.2

        Rule 13a-14(a) Certification of the Principal Accounting Officer

I, Robert E. Dolan, certify that:

1.   I have  reviewed  this  Quarterly  Report on Form  10-QSB of  Sunshine  PCS
Corporation;

2.   Based on my knowledge, this report does not contain any untrue statement of a  material  fact  or omit  to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     (c)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that  has  materially  affected,  or is  reasonably  likely  to materially affect, the registrant's  internal control over financial  reporting;
and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

     (a) All significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

     (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:  August 14, 2006

/s/ Robert E. Dolan
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Robert E. Dolan
Principal Accounting Officer